EXHIBIT 21
CATERPILLAR INC. List of Subsidiaries and Affiliated Companies (as of December 31, 2021)
Direct and Indirect Wholly-Owned Subsidiaries
Name of Company	Where Organized

Anchor Coupling Inc.	Delaware
Asia Power Systems (Tianjin) Ltd.	China
Banco Caterpillar S.A.	Brazil
Bucyrus Australia Surface Pty. Ltd.	Australia
Bucyrus Europe Holdings, Ltd.	England and Wales
Bucyrus Europe Limited	England and Wales
Bucyrus International (Peru) S.A.	Peru
Bucyrus Mining Australia Pty. Ltd.	Australia
Bucyrus Mining China LLC	Delaware
Bucyrus UK Limited	England and Wales
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (China) Financial Leasing Co., Ltd.	China
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (China) Machinery Components Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Langfang) Mining Equipment Co., Ltd.	China
Caterpillar (Luxembourg) Investment Co. S.a r.l.	Luxembourg
Caterpillar (Newberry) LLC	Delaware
Caterpillar (NI) Limited	Northern Ireland
Caterpillar (Qingzhou) Ltd.	China
Caterpillar (Shanghai) Trading Co., Ltd.	China
Caterpillar (Suzhou) Co., Ltd.	China
Caterpillar (Suzhou) Logistics Co., Ltd.	China
Caterpillar (Thailand) Limited	Thailand
Caterpillar (U.K.) Limited	England and Wales
Caterpillar (Wujiang) Ltd.	China
Caterpillar (Xuzhou) Ltd.	China
Caterpillar (Zhengzhou) Ltd.	China
Caterpillar Acquisition Holding Corp.	Delaware
Caterpillar Americas C.V.	Netherlands
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Asset Intelligence LLC	Delaware
Caterpillar Belgium Holding SRL	Belgium
Caterpillar Brasil Comercio de Maquinas e Pecas Ltda.	Brazil
Caterpillar Brasil Ltda.	Brazil
Caterpillar Castings Kiel GmbH	Germany
Caterpillar Central Asia Limited Liability Partnership	Kazakhstan
Caterpillar Centro de Formacion, S.L.	Spain
Caterpillar China Limited	Hong Kong

Caterpillar Commercial Australia Pty. Ltd.	Australia
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Cote D’Ivoire SARL	Ivory Coast
Caterpillar Crédito, S.A. de C.V., SOFOM, E.N.R.	Mexico
Caterpillar DC Pension Trust Limited	England and Wales
Caterpillar Digital Services & Solutions SARL	Switzerland
Caterpillar Distribution International LLC	Russian Federation
Caterpillar Distribution Services Europe B.V.	Belgium
Caterpillar East Real Estate Holding Ltd.	Japan
Caterpillar Energy Solutions Asia Pacific Pte. Ltd.	Singapore
Caterpillar Energy Solutions GmbH	Germany
Caterpillar Energy Solutions Inc.	Delaware
Caterpillar Energy Solutions, S.A.	Spain
Caterpillar Energy System Technology (Beijing) Co., Ltd.	China
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Equipos Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Eurasia LLC	Russian Federation
Caterpillar Finance France S.A.	France
Caterpillar Finance Kabushiki Kaisha	Japan
Caterpillar Financial Aftermarket Solutions Corporation	Delaware
Caterpillar Financial Australia Leasing Pty Limited	Australia
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Commercial Account Corporation	Nevada
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial Kazakhstan Limited Liability Partnership	Kazakhstan
Caterpillar Financial Leasing (Shanghai) Co., Ltd.	China
Caterpillar Financial New Zealand Limited	New Zealand
Caterpillar Financial Nova Scotia Corporation	Canada
Caterpillar Financial OOO	Russian Federation
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial SARL	Switzerland
Caterpillar Financial Services (Dubai) Limited	United Arab Emirates
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England and Wales
Caterpillar Financial Services Argentina S.A.	Argentina
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Belgium S.R.L.	Belgium
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czechia
Caterpillar Financial Services GmbH	Germany
Caterpillar Financial Services India Private Limited	India
Caterpillar Financial Services Leasing ULC	Canada
Caterpillar Financial Services Limited Les Services Financiers Caterpillar Limitee	Canada

Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Netherlands B.V.	Netherlands
Caterpillar Financial Services Norway AS	Norway
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Financial Services South Africa (Pty) Limited	South Africa
Caterpillar Financial Ukraine LLC	Ukraine
Caterpillar Fluid Systems S.r.l.	Italy
Caterpillar Fomento Comercial Ltda.	Brazil
Caterpillar France S.A.S.	France
Caterpillar FS (QFC) LLC	United Arab Emirates
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Investments S.a r.l.	Luxembourg
Caterpillar Global Mining Equipment LLC	Delaware
Caterpillar Global Mining Europe GmbH	Germany
Caterpillar Global Mining Expanded Products Pty Ltd	Australia
Caterpillar Global Mining Germany Holdings GmbH	Germany
Caterpillar Global Mining HMS GmbH	Germany
Caterpillar Global Mining Hong Kong AFC Manufacturing Holding Co., Limited	Hong Kong
Caterpillar Global Mining Hong Kong Limited	Hong Kong
Caterpillar Global Mining LLC	Delaware
Caterpillar Global Mining Mexico LLC	Delaware
Caterpillar Global Mining Pty. Ltd.	Australia
Caterpillar Global Mining Services GmbH	Germany
Caterpillar Global Services LLC	Delaware
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holdings Australia Pty. Ltd.	Australia
Caterpillar Hungary Components Manufacturing Ltd.	Hungary
Caterpillar Hydraulics Italia S.r.l.	Italy
Caterpillar Impact Products Limited	England and Wales
Caterpillar India Engineering Solutions Private Limited	India
Caterpillar India Private Limited	India
Caterpillar Industrial Inc.	Ohio
Caterpillar Industrias Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Industries (Pty) Ltd	South Africa
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance Designated Activity Company	Ireland
Caterpillar International Finance Luxembourg Holding S. à r.l.	Luxembourg
Caterpillar International Finance Luxembourg S. à r.l.	Luxembourg
Caterpillar International Funding Pte. Ltd.	Singapore
Caterpillar International Luxembourg I S. à r.l.	Luxembourg
Caterpillar International Luxembourg II S. à r.l.	Luxembourg
Caterpillar International Product SARL	Switzerland
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Limited	Ireland
Caterpillar Investment One SARL	Switzerland

Caterpillar Investment Two SARL	Switzerland
Caterpillar Investments	England and Wales
Caterpillar IPX LLC	Delaware
Caterpillar IRB LLC	Delaware
Caterpillar Japan LLC	Japan
Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Panama, S. de R.L.	Panama
Caterpillar Latin America Services, S.R.L.	Costa Rica
Caterpillar Latin America Servicios de Chile Limitada	Chile
Caterpillar Latin America Support Services, S. DE R.L.	Panama
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing Operativo Limitada	Chile
Caterpillar Life Insurance Company	Missouri
Caterpillar Logistics (Shanghai) Co. Ltd.	China
Caterpillar Logistics (UK) Limited	England and Wales
Caterpillar Logistics Inc.	Delaware
Caterpillar Logistics Services China Limited	Hong Kong
Caterpillar Luxembourg Group S.ar.l.	Luxembourg
Caterpillar Luxembourg LLC	Delaware
Caterpillar Luxembourg S.a r.l.	Luxembourg
Caterpillar Marine Asia Pacific Pte. Ltd.	Singapore
Caterpillar Marine Power UK Limited	England and Wales
Caterpillar Marine Trading (Shanghai) Co., Ltd.	China
Caterpillar Maroc SARL	Morocco
Caterpillar Mexico II S.a.r.l.	Luxembourg
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Mining Canada ULC	Canada
Caterpillar Mining Chile Servicios Limitada	Chile
Caterpillar Motoren (Guangdong) Co. Ltd.	China
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Henstedt-Ulzburg GmbH	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar Netherlands Holding B.V.	Netherlands
Caterpillar North America C.V.	Netherlands
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Corporation	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Oil & Gas Services, LLC	Delaware
Caterpillar Operator Training Ltd.	Japan
Caterpillar Overseas Credit Corporation SARL	Switzerland
Caterpillar Overseas Limited	England and Wales
Caterpillar Overseas SARL	Switzerland
Caterpillar Panama Services S.A.	Panama
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales
Caterpillar Poland Sp. z o.o.	Poland
Caterpillar Power Generation Systems (Bangladesh) Limited	Bangladesh

Caterpillar Power Generation Systems L.L.C.	Delaware
Caterpillar Power Systems Inc.	Delaware
Caterpillar Precision Seals Korea	Korea, Republic of
Caterpillar Prodotti Stradali S.r.l.	Italy
Caterpillar Product Services Corporation	Missouri
Caterpillar R&D Center (China) Co., Ltd.	China
Caterpillar Ramos Arizpe LLC	Delaware
Caterpillar Ramos Arizpe, S. de R.L. de C.V.	Mexico
Caterpillar Reman Powertrain Indiana LLC	Delaware
Caterpillar Remanufacturing Drivetrain LLC	Delaware
Caterpillar Remanufacturing Services (Shanghai) Co., Ltd.	China
Caterpillar Renting France S.A.S.	France
Caterpillar Reynosa, S.A. de C.V.	Mexico
Caterpillar SARL	Switzerland
Caterpillar Services Germany GmbH	Germany
Caterpillar Servicios Limitada	Chile
Caterpillar Servizi Italia Srl	Italy
Caterpillar Shrewsbury Limited	England and Wales
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Southern Africa (Pty) Ltd.	South Africa
Caterpillar Sweden AB	Sweden
Caterpillar Switchgear Americas LLC	Delaware
Caterpillar Switchgear Holding Inc.	Georgia
Caterpillar Tianjin Ltd.	China
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno, L.L.C.	Russian Federation
Caterpillar Tunneling Canada Corporation	Canada
Caterpillar Tunneling Canada Holdings Ltd.	Canada
Caterpillar Tunnelling Europe Limited	England and Wales
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Engines Company Limited	England and Wales
Caterpillar UK Group Limited	England and Wales
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Undercarriage (Xuzhou) Co., Ltd.	China
Caterpillar Underground Mining Pty. Ltd.	Australia
Caterpillar Used Equipment Services Inc.	Delaware
Caterpillar Venture Capital Inc.	Delaware
Caterpillar Work Tools B.V.	Netherlands
Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Dongying SPM Pump Technology Co., Ltd.	China
ECM Railway Evolution Romania s.r.l.	Romania
ECM S.p.A.	Italy
EDC European Excavator Design Center GmbH	Germany
Electro-Motive Diesel Limited	England and Wales
Electro-Motive Locomotive Technologies LLC	Russian Federation
Electro-Motive Technical Consulting Co. (Beijing) Ltd.	China
EMD International Holdings, Inc.	Delaware
Energy Services International Limited	Bermuda
Enhanced Energy Group Inc.	Delaware

Enhanced Energy Group LLC	Rhode Island
Equipos de Acuña, S.A. de C.V.	Mexico
ERA Information & Entertainment (BVI) Limited	British Virgin Islands
ERA Mining Machinery Limited	Cayman Islands
F. G. Wilson (Proprietary) Limited	South Africa
F. Perkins Limited	England and Wales
FG Wilson (Engineering) Limited	England and Wales
GB Holdco (China), Inc.	Delaware
GFCM Comercial Mexico, S.A. de C.V., SOFOM, E.N.R.	Mexico
Hong Kong Siwei Holdings Limited	Hong Kong
Inmobiliaria Conek, S.A. de C.V.	Mexico
Locomotive Demand Power Pty Ltd.	Australia
Locomotoras Progress Mexico, S. de R.L. de C.V.	Mexico
M2M Data Corporation	Colorado
MaK Americas Inc.	Illinois
MaK Americas Inc. (Canada)	Canada
Mec-Track S.r.l.	Italy
Minetec Pty Ltd	Australia
Motoren Steffens GmbH	Germany
MWM Austria GmbH	Austria
MWM Benelux B.V.	Netherlands
MWM France S.A.S	France
MWM Real Estate GmbH	Germany
My Dealer Service Corp.	Delaware
Nippon Caterpillar LLC	Japan
Peck Tech Consulting Ltd.	Canada
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines Company Limited	England and Wales
Perkins Engines Group Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins Group Limited	England and Wales
Perkins Holdings Limited LLC	Delaware
Perkins India Private Limited	India
Perkins International Inc.	Delaware
Perkins Japan LLC	Japan
Perkins Limited	England and Wales
Perkins Machinery (Changshu) Co., Ltd.	China
Perkins Motores do Brasil Ltda.	Brazil
Perkins Power Systems Technology (Wuxi) Co., Ltd.	China
Perkins Small Engines Limited	England and Wales
Perkins Small Engines (Wuxi) Co., Ltd.	China
Perkins Small Engines LLC	Delaware
Perkins Technology Inc.	Delaware
Progress Metal Reclamation Company	Kentucky
Progress Rail Australia Pty Ltd	Australia
Progress Rail Canada Corporation	Canada
Progress Rail de Mexico, S.A. de C.V.	Mexico
Progress Rail Equipamentos e Servicos Ferroviarios do Brasil Ltda.	Brazil
Progress Rail Innovations Private Limited	India
Progress Rail Inspection & Information Systems GmbH	Germany

Progress Rail International Corp.	Delaware
Progress Rail Leasing Canada Corporation	Delaware
Progress Rail Leasing Corporation	Delaware
Progress Rail Leasing de Mexico, S. de R.L. de C.V.	Mexico
Progress Rail Leasing UK Limited	England and Wales
Progress Rail Locomotivas do Brasil Ltda.	Brazil
Progress Rail Locomotive Canada Co.	Canada
Progress Rail Locomotive Chile SpA	Chile
Progress Rail Locomotive Inc.	Delaware
Progress Rail Maintenance de Mexico S.A. de C.V.	Mexico
Progress Rail Manufacturing Corporation	Delaware
Progress Rail Raceland Corporation	Delaware
Progress Rail SA Proprietary Limited	South Africa
Progress Rail Services Corporation	Alabama
Progress Rail Services Holdings Corp.	Delaware
Progress Rail Services LLC	Delaware
Progress Rail Services UK Limited	England and Wales
Progress Rail Transcanada Corporation	Canada
Progress Rail Welding Corporation	Delaware
PT Caterpillar Finance Indonesia	Indonesia
PT SPM Surface Products	Indonesia
PT. Bucyrus Indonesia	Indonesia
PT. Caterpillar Indonesia	Indonesia
PT. Caterpillar Indonesia Batam	Indonesia
PT. Caterpillar Remanufacturing Indonesia	Indonesia
Pyrrha Investments B.V.	Netherlands
Pyrrha Investments Limited	England and Wales
S&L Railroad, LLC	Nebraska
SCM Singapore Holdings Pte. Ltd.	Singapore
Servicios de Turbinas Solar, S. de R.L. de C.V.	Mexico
Shandong SEM Machinery Co., Ltd.	China
Solar Turbines (B) Sdn Bhd	Brunei
Solar Turbines (Beijing) Trading Services Co., Ltd.	China
Solar Turbines (Thailand) Ltd.	Thailand
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Central Asia Limited Liability Partnership	Kazakhstan
Solar Turbines CIS Limited Liability Company	Russian Federation
Solar Turbines EAME s.r.o.	Czechia
Solar Turbines Egypt Limited Liability Company	Egypt
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines India Private Limited	India
Solar Turbines International Company	Delaware
Solar Turbines Italy S.R.L.	Italy
Solar Turbines Malaysia Sdn Bhd	Malaysia
Solar Turbines Middle East Limited	United Arab Emirates
Solar Turbines Muscat SPC	Oman
Solar Turbines New Zealand Limited	New Zealand
Solar Turbines Saudi Arabia Limited	Saudi Arabia
Solar Turbines Services Company	California

Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines Services of Argentina S.R.L.	Argentina
Solar Turbines Slovakia s.r.o.	Slovakia
Solar Turbines Switzerland Sagl	Switzerland
Solar Turbines Trinidad & Tobago Limited	Trinidad and Tobago
Solar Turbines West-Africa SARL	Gabon
SPL Software Alliance LLC	Delaware
SPM Oil & Gas Bahamas Ltd.	Bahamas
SPM Oil & Gas Canada Ltd.	Canada
SPM Oil & Gas Colombia S.A.S.	Columbia
SPM Oil & Gas FZCO	United Arab Emirates
SPM Oil & Gas Hong Kong Limited	Hong Kong
SPM Oil & Gas Inc.	Texas
SPM Oil & Gas Malaysia Sdn. Bhd.	Malaysia
SPM Oil & Gas Mexico, S. De R.L. De C.V.	Mexico
SPM Oil & Gas PC Canada Ltd.	Canada
SPM Oil & Gas PC LLC	Texas
SPM Oil & Gas PC Singapore Pte. Ltd.	Singapore
SPM Oil & Gas Scotland Limited	Scotland
SPM Oil & Gas Singapore Pte. Ltd.	Singapore
SPM Oil & Gas Technical Services (Tianjin) Co., Ltd.	China
SPM Trading (Shanghai) Co., Ltd.	China
Tecnologia Modificada, S.A. de C.V.	Mexico
Tokyo Rental Ltd.	Japan
Turbinas Solar de Colombia S.A.	Colombia
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turbomach Endustriyel Gaz Turbinleri Sanayi Ve Ticaret Limited	Turkey
Turbomach France SARL	France
Turbomach GmbH	Germany
Turbomach Netherlands B.V.	Netherlands
Turbomach Pakistan (Private) Limited	Pakistan
Turbomach S.A., Unipersonal	Spain
Turbomach Sp. Z o.o.	Poland
Turner Powertrain Systems Limited	England and Wales
United Industries, LLC	Kentucky
VALA Inc.	Delaware
Vasky Energy Ltd.	British Virgin Islands
Weir Solutions LLC	Oman
Zhengzhou Siwei Mechanical and Electrical Equipment Sales Co., Ltd.	China

Majority-Owned Subsidiaries
Name of Company	Where Organized

AsiaTrak (Tianjin) Ltd.	China
CCP/Sarcos, L.P.	Delaware
CCP/Trilumina II, L.P.	Delaware
Longbow VoltaGrid Co-Invest LP	Delaware
Magnum Power Products, LLC	Delaware
P. T. Solar Services Indonesia	Indonesia
Progress Rail Arabia Limited Company	Saudi Arabia
Wetland Sustainability Fund I, LLC	Delaware

Affiliated Companies (50% and less ownership)
Name of Company	Where Organized

10G LLC	Delaware
Advanced Filtration Systems Inc.	Delaware
AFSI Europe s.r.o.	Czechia
Amsted RPS/Schwihag JV LLC	Delaware
AP Operation & Maintenance Limited	Channel Islands
Atlas Heavy Engineering Pty Ltd	Australia
Busybusy, Inc.	Delaware
Caterpillar Trimble Control Technologies LLC	Delaware
CSSC Motoren Anqing-Kiel Co., Ltd.	China
Datong Tongbi Machinery Company Limited	China
Electro-Motive Diesel Africa Proprietary Limited	South Africa
Evercompounds LLC	Delaware
GTUIT, LLC	Delaware
Longbow Certarus Co-Invest II LP	Canada
MaK Middle East LLC	United Arab Emirates
Shanxi Xishan Siwei Mechanical & Electrical Equipment Manufacturing Co., Ltd.	China
Terex NHL Mining Equipment Company Limited	China
Turboservices SDN BHD	Malaysia
VirtualSite Solutions LLC	Delaware
WESCO LLC	United Arab Emirates
Xi'an FC Intelligence Transmission Co., Ltd.	China